Commitments and Contingencies	12 Months Ended
Dec. 31, 2012
Commitments and Contingencies

11. Commitments and Contingencies

Operating Leases

We lease office and warehouse space through operating leases. Some of the leases have renewal clauses, which range from three to five years. Until July 2011, when we relocated this portion of our operations, we leased a facility from DTTC Properties, LLC, a limited liability company partially owned by our former chief executive officer, who also was a beneficial owner of our Class A common stock. This lease agreement required monthly base payments of $10,694 plus common area operating expenses. Under this lease, we incurred expense of approximately $75,000 and $161,000 for the years ended December 31, 2011 and 2010. On December 19, 2011, we entered into a five year facility lease with Gaiam for office space located in one of Gaiam’s owned buildings in Colorado that commenced on January 1, 2012 and provides for monthly payment of approximately $11,179 plus common area maintenance expenses.

The following schedule represents the annual future minimum payments of all our leases at December 31, 2012:

(in thousands)	At December 31, 2012
2013	$582
2014	388
2015	336
2016	295

Total minimum lease payments	$1,601

We incurred rent expense of $0.9 million for the year ended December 31, 2012 and $0.5 million for each of the years ended December 31, 2011 and 2010.

Risks and Uncertainties

We are subject to risks and uncertainties in the normal course of our business, including legal proceedings; governmental regulation, such as the interpretation of tax and labor laws; and seasonal nature of our business due to weather-related factors. We have accrued for probable and estimatable costs that may be incurred with respect to identified risks and uncertainties based upon the facts and circumstances currently available to us. Due to uncertainties in the estimation process, actual costs could vary from those accruals.